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                                                                EXHIBIT 10(d)(6)

                                SIXTH AMENDMENT
                                    TO THE
                        ICF KAISER INTERNATIONAL, INC.
                                RETIREMENT PLAN


     WHEREAS, the ICF Kaiser International, Inc. Retirement Plan (hereinafter referred to as the "Plan") was established effective August 1, 1971, by ICF Kaiser International, Inc. (hereinafter referred to as the "Company"); and

     WHEREAS, the Plan was most recently restated effective January 1, 1996; and

     WHEREAS, the restated Plan was amended subsequently on five occasions; and

     WHEREAS, the Company desires to amend the Plan again;

     NOW, THEREFORE, effective as of August 30, 1999, the first sentence of
Section 4.2 of the Plan is hereby amended to provide as follows:

     "Employer contributions shall be paid to the Trust on the due date for filing the Employer's Federal income tax return for that year, including extensions of that date, or as of such other date or dates approved by the Board."

     Executed this 30th day of August, 1999.

                              ICF KAISER INTERNATIONAL, INC.



                              By: /s/ James J. Maiwurm
                                  -----------------------
                                  James J. Maiwurm
                                  Chairman, President and
                                  Chief Executive Officer